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                                                                 EXHIBIT 10.08.3
                                                CONFIDENTIAL TREATMENT REQUESTED

              2002 2H FORMFACTOR, INC. DIRECT SALES INCENTIVE PLAN
                                     Rev 1.0

TERM:             June 30, 2002 through December 28, 2002.


DEFINITIONS:

- TARGETED COMMISSION PLAN (TC). The amount of compensation (aka "Commissions") due to the individual sales person when 100% of the target booking plan and MBO's are achieved.

- TARGET BOOKINGS (TB). (aka "Quota") The amount of bookings that must be achieved to receive the target bonus.

- TARGET BOOKINGS COMPONENT (TC-B): The portion of the Target commission plan allocated to the bookings quota achieved.

- TARGET MBO COMPONENT (TC-M): The portion of the Target commission plan allocated to the MBO achieved

- RATE PER DOLLAR BOOKED. The percentage of commission earned per dollar of booking achieved.

- INCENTIVE RATE (IR): The percentage of the sales person's base salary used to calculate the TC.

DIRECT SALES INCENTIVE PLAN

The incentive plan is structured to pay 100% of a set commission based on the following guidelines:

1. The targeted commission (TC) is separated into a bookings component and an MBO component. The bookings component (TC-B) is ***% of the targeted commission plan and the MBO component (TC-M) is ***% of the TC.

2. As 0-***% of the TB is achieved, a total of ***% of the TC-B will be paid to the respective sales person.

3. The last ***% of the TB achieved will result in ***% of the targeted bookings component plan being paid to the respective sales person.

4. There will be no cap on this incentive plan. For instances where the TC or TB is exceeded, the following will apply:

         - The same rate per dollar booked as the last ***% of the target income will be applied to all bookings achieved in excess of the TB.

5. The Direct Sales Incentive Plan is split into two 1/2 year plans. There will be separate TB set for each 1/2 year time period and separate MBOs for each 1/2 year time period.

6. The VP of Worldwide Sales shall set the target bookings plan for each region and each individual sales person. These plans shall be published no later than 30 days after the beginning of the 1st and 3rd quarters.

7. By mutual agreement with the VP of Worldwide Sales, each sales person will be assigned ***-*** MBOs for each 1/2 year. Each MBO will be weighted. Upon approval by the VP of Worldwide Sales, MBOs may be modified prior to the end of the 1/2 year period.

8. The VP of Worldwide Sales, with approval from the VP of Finance, shall set the Incentive Rate (IR) for each sales person. The IR shall be percentage of the sales person's base salary and the rate shall be determined by the level of responsibility of the sales person and the size of the region. The standard IR are:

         a.       VP - 85%

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.
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         b.       Director/Regional Manager - ***-***%

         c.       Sr. Account Manager/Major Account Manager: ***-***%

         d.       Account Manager: ***-***%

9. Changes to the Sales Compensation Plan shall be approved by the VP of Worldwide Sales and the VP of Finance.

Example: Joe H. Salesman's base salary is $*** and his IR is ***%. For the 1/2 year, Joe's TC is $*** ($***Kx***%x1/2 year). The TC-B is ***% or $***. The TC-M is ***% or $***. The TB for the 1/2 year for Joe H. Salesman is $***M. ***% of the TB is $***M and Joe will earn ***% of the TC-B or $*** once he achieves the $***M in bookings (rate paid = ***% on every dollar booked up to $***M). Once Joe exceeds $***M in bookings, he will be paid at a rate of ***% (***%*$***/***%*$***M) with no cap on the bookings. Joe will also have *** MBOs assigned for the half year. Each was weighted a ***%. For each MBO achieved, Joe will earn $*** (***% x $***).

In this example, Joe books $*** and achieves *** of *** of his MBOs. Joe will be paid in total:

$***M * *** = $***
$***M * *** = $***
$***M * *** = $***
*** MBO * $*** = $***
Total Incentive Due for 1/2 Year = $***

ADDITIONAL GUIDELINES:

1. All direct sales personnel are eligible for the commission plan and will be paid on a pro rata basis as of the date of their employment.

2.       Commissions shall be paid within 45 days of the close of the quarter.

3. Territories and assigned accounts will determine the basis of the targeted commission plan.

4. The VP of Worldwide Sales will determine how much credit is awarded for account managers with multinational accounts and split commissions as part of their respective responsibilities.

5. Any receivables not collected will be debooked from the salespersons totals in the following period.






/s/ Peter Mathews                                    /s/ Michael Ludwig
-------------------------                            ---------------------------
Submitted & Approved                                 Approved
Peter Mathews                                        Michael Ludwig
VP Worldwide Sales                                   VP Finance




FormFactor, Inc. Confidential          2

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* * * Confidential treatment has been requested for portions of this exhibit.
The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.